UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 27, 2005

En Pointe Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-28052	75-2467002
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 N. Sepulveda Blvd., 19th Floor, El Segundo, California		90245
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(310) 725-5200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

A. Previous independent registered public accounting firm.

I. On June 27, 2005, the Registrant notified PricewaterhouseCoopers LLP that the firm was dismissed as its independent registered public accounting firm effective immediately.

II. The reports of PricewaterhouseCoopers LLP on the financial statements of the Registrant for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

III. The decision to change independent registered public accounting firms was approved by the members of the Audit Committee of the Board of Directors of the Registrant.

IV. During the two most recent fiscal years and through June 27, 2005, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference thereto in its reports on the financial statements for such years.

V. During the two most recent fiscal years and through June 27, 2005, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)), except for the material weakness related to the reporting of pro-forma net income and earnings per share, as if the Registrant applied the fair value recognition provisions of SFAS No. 123 to stock based compensation, which resulted in the restatement of the Registrant's financial statements for the quarter ended December 31, 2004, as previously reported under Item 4 in the Registrant's Form 10-Q/A for the quarter ended December 31, 2004.

VI. The Registrant provided PricewaterhouseCoopers LLP with a copy of this Current Report on Form 8-K and has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed herein as Exhibit 16.1 to this Current Report on Form 8-K.

II. New independent registered public accounting firm.

On June 27, 2005, the Registrant engaged BDO Seidman, LLP as its new independent registered public accounting firm effective immediately. Prior to appointment as its independent registered public accounting firm, the Registrant has not consulted BDO Seidman on any of the matters referenced in Regulation S-K Item 304(a)(2):

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired: None
(b) Pro-Forma Financial Statements: None
(c) Exhibits:

Exhibit No. Description

16.1 Letter of PricewaterhouseCoopers LLP dated June 29, 2005, to the Securities and Exchange Commission

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

En Pointe Technologies, Inc.

June 30, 2005	By:	/s/ Javed Latif

Name: Javed Latif
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter of PricewaterhouseCoopers LLP dated June 29, 2005, to the Securities and Exchange Commission